Marketable Securities	12 Months Ended
Dec. 31, 2020
aug_MajorAssumptionsMadeConcerningFutureEventsOtherProvisionsInflationRate
Marketable Securities
	At December 31 2020	At December 31 2019
Balance, beginning of year	$346	$186
Additions, upon acquisition of Eastmain (note 4ii)	1,662	-
Additions (note 9)	102	-
Unrealized net gains	565	160
Balance, end of the year	$2,675	$346

As part of the acquisition of Eastmain, the Company acquired certain shares and warrants in publicly traded entities. The change in fair value for the acquired securities has been calculated for the period from the acquisition date of October 9, 2020 to December 31, 2020 and is included in unrealized net gains.

Purchases and sales of marketable securities are accounted for as of the trade date.